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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 21, 1999, in the Registration Statement (Form S-1) and related Prospectus of Mission Critical Software, Inc. for the registration of shares of its common stock.


                                        /s/ ERNST & YOUNG LLP


Austin, Texas
May 21, 1999